                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 20, 2001


                             DUKE ENERGY CORPORATION
               (Exact name of Registrant as specified in charter)


                         Commission File Number: 1-4928

           North Carolina                               56-0205520
   (State or other jurisdiction of         (IRS Employer Identification Number)
   incorporation or organization)

          526 South Church Street                       28201-1006
         Charlotte, North Carolina                      (Zip Code)
   (Address of principal executive offices)

                                 (704) 594-6200
              (Registrant's telephone number, including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)

Item 5.           Other Events

                  On April 12, 2001, Duke Energy Corporation (the "Corporation") filed, pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), a registration statement on Form S-3 (File No. 333-58820), which was declared effective on April 24, 2001. On November 15, 2001, the Corporation filed a Prospectus Supplement, dated November 13, 2001, which included the Prospectus dated April 24, 2001, relating to the offering of up to $750,000,000 of the Corporation's Equity Units, Series B ("Equity Units"). The Equity Units initially will consist of units referred to as Corporate Units. Each Corporate Unit will include (1) a purchase contract under which the purchaser will agree to purchase from Duke Energy Corporation and Duke Energy Corporation will agree to sell shares of common stock of Duke Energy Corporation on a date which is approximately three years from the date of issuance and (2) a senior note due 2006 of Duke Capital Corporation, a wholly owned subsidiary of Duke Energy Corporation. The senior notes of Duke Capital Corporation are described in the Prospectus Supplement and the Prospectus of Duke Capital Corporation included in the Registration Statement of Duke Capital Corporation on Form S-3 (File No. 333-60062) filed pursuant to Rule 415 under the Act, and declared effective on May 10, 2001, which Prospectus Supplement and Prospectus of Duke Capital Corporation accompanied the above-mentioned Prospectus Supplement of Duke Energy Corporation dated November 13, 2001. On November 14, 2001 the Corporation filed a registration statement on Form 8-A to register the Corporation's Corporate Units under Section 12(b) of the Securities Exchange Act of 1934, as amended. In connection with its offering of the Equity Units, the Corporation is filing certain exhibits as part of this Form 8-K. See "Item 7. Exhibits."

Item 7.           Exhibits

Exhibit No.       Description
-----------       -----------
4.1-A             Fourth Supplemental Indenture of Duke Capital Corporation to
                  JPMorgan Chase Bank (formerly known as The Chase Manhattan
                  Bank), as Trustee

4.1-B Senior Indenture of Duke Capital Corporation to The Chase Manhattan Bank, as Trustee, dated as of April 1, 1998 (filed as Exhibit 4.1 to Duke Capital Corporation's registration statement on Form S-3 (File No. 333-49077), and incorporated herein by reference)

4.2 Senior Notes of Duke Capital Corporation (included as Exhibit A to Exhibit 4.1-A)

4.3 Purchase Contract Agreement between Duke Energy Corporation and JPMorgan Chase Bank, as Purchase Contract Agent

4.4-A             Corporate Units Certificate (included as Exhibit A to Exhibit
                  4.3)

4.4-B             Treasury Units Certificate (included as Exhibit B to Exhibit
                  4.3)

4.5 Pledge Agreement among Duke Energy Corporation, Bank One Trust Company, N.A., as Collateral Agent and JPMorgan Chase Bank, as Purchase Contract Agent

4.6 Remarketing Agreement among Duke Energy Corporation, Duke Capital Corporation, JPMorgan Chase Bank, as Purchase Contract Agent, and Morgan Stanley & Co. Incorporated, as Remarketing Agent

8.1               Tax Opinion of Simpson Thacher & Bartlett



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 DUKE ENERGY CORPORATION

                                 BY: /s/ David L. Hauser
                                     -------------------------------------------
                                     Name:  David L. Hauser
                                     Title: Senior Vice President and Treasurer

Dated:   November 20, 2001